Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
25.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2014:

	RMB	US$
2015	9,845	1,587
2016	4,074	657
2017	3,500	564
2018 and thereafter	56,000	9,025

	73,419	11,833

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2012, 2013 and 2014, total rental expenses for all operating leases amounted to RMB8,986, RMB10,330 and RMB13,764 (US$2,218), respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB30,663(US$4,942) at December 31, 2014, which are scheduled to be paid within one year.

Income taxes

As of December 31, 2014, the Group has recognized approximately RMB36,616(US$5,901) as an accrual for unrecognized tax positions (note 17). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.